UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) (April 22, 2013) April 18, 2013

MGT Capital Investments, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-26886	13-4148725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Mamaroneck Avenue, Suite 204, Harrison, NY 10528

(Address of principal executive offices, including zip code)

(914) 630-7431

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	Changes In Registrant’s Certifying Accountant

On April 18, 2013, MGT Capital Investments, Inc. (the “Company”) dismissed EisnerAmper LLP (“EA”), formerly Amper, Politziner & Mattia, LLP, as the Company’s Independent Registered Public Accountant. EA, and its predecessor company, had served as the Company’s Independent Registered Public Accountant from November 13, 2003 through April 18, 2013. The decision to dismiss EA was approved by the Audit Committee of the Company’s Board of Directors.

During the fiscal years ended December 31, 2012 and 2011, and the subsequent interim periods through the date of EA’s dismissal, (i) there were no disagreements with EA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreement(s), if not resolved to the satisfaction of EA would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports, and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K. The reports of EA on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2012 and 2011 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

The Company provided EA with a copy of the foregoing disclosures and requested from EA a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with such statements, made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. The letter from EA is attached as Exhibit 16 to this Current Report on Form 8-K.

On April 18, 2013, the Company engaged Marcum LLP as the Company’s new Independent Registered Public Accountant (collectively, “Marcum”).

During the fiscal year ended December 31, 2012 and 2011, and the subsequent interim periods through the date of Marcum’s engagement, neither the Company nor anyone on its behalf consulted Marcum regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company by Marcum that it concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibit

16	Letter from EisnerAmper LLP dated April 22, 2013

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 22, 2013

MGT Capital Investments, Inc.

By:	/s/ Robert B. Ladd
Name:	Robert B. Ladd
Title:	President and Chief Executive Officer